                                                            EXHIBIT 23.1(iii)(a)





                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements (not included separately in the Annual Report on Form 10-K) of The Weisheimer Companies, Inc., which report is included on Form 10-K of PETsMART, Inc. and Subsidiaries for fiscal year ended January 28, 1996.



                                                 /s/ Coopers & Lybrand L.L.P.

                                                 COOPERS & LYBRAND L.L.P.




Columbus, Ohio
November 1, 1996

                                                            EXHIBIT 23.1(iii)(b)




                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements of The Weisheimer Companies, Inc., which report is included on Form 8-K/A of PETsMART, Inc. and Subsidiaries dated January 30, 1996 filed on or about April 15, 1996.




                                                 /s/ Coopers & Lybrand L.L.P.

                                                 COOPERS & LYBRAND L.L.P.



Columbus, Ohio
November 1, 1996